UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2006


                          CHARYS HOLDING COMPANY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                0-18292                                 54-2152284
       (Commission File Number)              (IRS Employer Identification No.)


1117 PERIMETER CENTER WEST, SUITE N415
           ATLANTA, GEORGIA                               30338
    (principal executive offices)                      (Zip Code)


                                 (678) 443-2300

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  3.01.    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
RULE OR STANDARD; TRANSFER OF LISTING.

     On August 22, 2006, Charys Holding Company, Inc. (the "Registrant") received a notice from the NASD stating that the Registrant is delinquent with respect to the filing of its Form 10-KSB for the fiscal year ended April 30, 2006. As such, the Registrant is not current in its reporting obligations. Pursuant to Rule 6530, unless the delinquency is cured by the expiration of the grace period, the securities of the Registrant will not be eligible for quotation on the OTC Bulletin Board (the "OTCBB") and therefore, will be removed effective September 19, 2006. The Daily List Date, August 16, 2006, is the date of notification of the delinquency to appear on the OTCBB Daily List. A fifth character "E" will be appended to the symbol(s) of the Registrant's securities on the first business day after the delinquency notification appears on the Daily List.

     On August 23, 2006, the Registrant filed its Form 10-KSB for the fiscal year ended April 30, 2006, and is now in compliance with NASD Rule 6530.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 23, 2006             CHARYS HOLDING COMPANY, INC.


                                   By /s/  Billy V. Ray, Jr.
                                      ------------------------------------------
                                      Billy V. Ray, Jr., Chief Executive Officer